UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 28, 2016, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On April 28, 2016, the Company will host a conference call to discuss financial results for the quarter ended March 31, 2016. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2016. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the proxy statement filed with the Securities and Exchange Commission on March 31, 2016 (the “Proxy Statement”). The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the seven nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Roel C. Campos	8,644,747	378,177	2,082,664
Michael R. Dunn	8,766,384	256,540	2,082,664
Steven J. Freiberg	7,667,145	1,355,779	2,082,664
Richard A. Godley	8,766,034	256,890	2,082,664
Alvaro G. de Molina	8,704,480	318,444	2,082,664
Peter R. Knitzer	7,667,545	1,355,379	2,082,664
Carlos Palomares	7,621,353	1,401,571	2,082,664

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, based on the following final voting results:

For	Against	Abstain
11,006,551	98,637	400

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Regional Management Corp. on April 28, 2016, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2016.

99.2	Presentation of Regional Management Corp., dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 28, 2016	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on April 28, 2016, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2016.

99.2	Presentation of Regional Management Corp., dated April 28, 2016.